Exhibit 10.12

EXECUTION

AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of February 29, 2012 by and among:

1.                                  Wowo Limited, a company organized and existing under the laws of the Cayman Islands (the “Company”);

2.                                  Wowo Group Limited, a company organized and existing under the laws of the British Virgin Islands (the “BVI Co.”);

3.                                  Wowo Holding Limited, a company organized and existing under the laws of Hong Kong (the “HK Co.”);

4.                                      Beijing Wowo Shi Jie Information Technology Co., Ltd. (北京窝窝世界信息技 术有限公司), a limited liability company organized and existing under the laws of the PRC， as the wholly-owned subsidiary of the HK Co. (the “WFOE”);

5.                                      Beijing Wowo Tuan Information Technology Co., Ltd. (北京窝窝团信息技术 有限公司), a limited liability company organized and existing under the laws of the PRC (the “Wowo Tuan”);

6.                                      Beijing Kai Yi Shi Dai Network Technology Co., Ltd. (北京恺翼时代网络技术 有限公司), a limited liability company organized and existing under the laws of the PRC (the “Kai Yi Shi Dai” );

7.                                      Beijing Wowo Shi Ji E-Commerce Co., Ltd. (北京窝窝世纪电子商务有限公 司), a limited liability company organized and existing under the laws of the PRC (the “Wowo Shi Ji” );

8.                                      Each of the individuals and/or their holding companies listed on Schedule A attached hereto (each such individual, a “Founder”, and collectively, the “Founders”; each such holding company, a “Founder Holding Company”, and collectively, the “Founder Holding Companies”);

9.                                      The entities and persons and/or their holding companies as set forth in Schedule B attached hereto (each, a “Non-Management Ordinary Shareholder”, and collectively, the “Non-Management Ordinary Shareholders”);

10.                           The entities as set forth in Schedule C attached hereto (each, a “Series A-1 Investor”, and collectively, the “Series A-1 Investors”);

11.                           The entities and persons as set forth in Schedule D attached hereto (each, a “Series A-2 Investor”, and collectively, the “Series A-2 Investors”);

12.                                   The entities and persons as set forth in Schedule E attached hereto (each, a “Series B Investor”, and collectively, the “Series B Investors”).

A Board meeting is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than three (3) directors, which shall include the CDH Director. Notwithstanding the foregoing, if within three (3) hours from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week at the same time and place and, if at the adjourned meeting a quorum is not present within three (3) hours from the time appointed for the meeting, any three (3) directors present shall be a quorum.

1.3.                                        Compensation Committee, and Audit Committee.    The Company shall set up a compensation committee (the “Compensation Committee”), and an audit committee (the “Audit Committee”) (collectively, the “Committees”) at the time determined by the Board (including the affirmative vote of the CDH Director).   The Compensation Committee shall be responsible for evaluating, recommending to the Board for action and administering all matters related to the Company’s annual compensation and/or bonus plan, share option plan, and employee related compensation matters.  The Audit Committee shall be responsible for internal audit and nomination of auditors for the Company.

1.4.                                        Observer Rights.      If at any time Zero2IPO China Fund II L.P. or Lin Xiangqing is not entitled to appoint a director to the Company’s Board, each of Zero2IPO China Fund II L.P. and Lin Xiangqing is entitled to appoint a representative to attend all meetings of its Board and all subcommittees of the Board, in a nonvoting observer capacity and, in this respect, shall give such representatives copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel, result in disclosure of trade secrets, or a conflict of interest, or if such shareholder or its representatives is a competitor of the Company.

2.                          REGISTRATION RIGHTS.

2.1.                                        Applicability of Rights.    The Holders (as defined below) shall be entitled to the following rights with respect to any proposed public offering of the Company’s Ordinary Shares in the United States and shall be entitled to reasonably equivalent or analogous rights with respect to any other offering of the Company’s securities in Hong Kong or any other jurisdiction in which the Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange.

2.2.                                        Definitions.                                  For purposes of this Section 2:

(a)                                 Registration.    The terms “register,” “registered,” and “registration” refer to a registration effected by filing a registration statement which is in a form which complies with, and is declared effective by the SEC (as defined below) in accordance with, the Securities Act.

4

(b)                         Registrable Securities.    The term “Registrable Securities” means: (1) any Ordinary Shares of the Company issued or issuable pursuant to conversion of any Preferred Shares, (2) any Ordinary Shares issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preferred Shares, (3) any other Ordinary Shares of the Company owned or hereafter acquired by the holder(s) of Preferred Shares.    Notwithstanding the foregoing, “Registrable Securities” shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not validly assigned in accordance with this Agreement, and any Registrable Securities which are sold in a registered public offering under the Securities Act or analogous statute of another jurisdiction, or sold pursuant to Rule 144 promulgated under the Securities Act or analogous rule of another jurisdiction.

(c)                          Registrable Securities Then Outstanding.     The number of shares of “Registrable Securities then Outstanding” shall mean the number of Ordinary Shares of the Company that are Registrable Securities and are then issued and outstanding, issuable upon conversion of Preferred Shares then issued and outstanding, or issuable upon conversion or exercise of any warrant, right or other security then outstanding.

(d)                         Holder.    For purposes of this Section 2, the term “Holder” means any person owning or having the rights to acquire Registrable Securities or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.

(e)                          Form F-3.    The term “Form F-3” means such respective form under the Securities Act or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f)                           SEC.   The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

(g)                          Registration Expenses.    The term “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.3, 2.4 and 2.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees, and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for all the Holders, “blue sky” fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(h)                         Selling Expenses.   The term “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to Sections 2.3, 2.4 and 2.5 hereof.

(i)                                     Exchange Act.  The term “Exchange Act”  shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

5

2.3.                                Demand Registration.

(a)                                 Request by Holders.   If the Company shall, at any time after the earlier of (i) the fifth (5th) anniversary of the date of this Agreement or (ii) six (6) months following the closing of a Qualified IPO, receive a written request from the Holders of at least 20% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.3, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.3; provided that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2.3 or Section 2.5 or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.4, other than a registration from which the Registrable Securities of the Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Section 2.4(a).    The Company shall be obligated to effect no more than three (3) registrations pursuant to this Section 2.3.   For purposes of this Agreement, reference to registration of securities under the Securities Act and the Exchange Act shall be deemed to mean the equivalent registration in a jurisdiction other than the United States as designated by such Holders, it being understood and agreed that in each such case all references in this Agreement to the Securities Act, the Exchange Act and rules, forms of registration statements and registration of securities thereunder, U.S. law and the SEC, shall be deemed to refer, to the equivalent statutes, rules, forms of registration statements, registration of securities and laws of and equivalent government authority in the applicable non-U.S. jurisdiction. In addition, “Form F-3” shall be deemed to refer to Form S-3 or any comparable form under the U.S. securities laws in the condition that the Company is not at that time eligible to use Form F-3.

(b)                                 Underwriting.    If the Holders initiating the registration request under this Section 2.3 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.3 and the Company shall include such information in the Request Notice.    In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.    All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered and reasonably acceptable to the Company.    Notwithstanding any other provision of this Section 2.3, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable

6

Securities then outstanding held by each such Holder requesting registration; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration including, without limitation, all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company or any subsidiary of the Company; provided further, that at least twenty-five percent (25%) of shares of Registrable Securities requested by the Holders to be included in such underwriting and registration shall be so included.    If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement.   Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c)                                  Deferral.    Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2.3, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at such time, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period;  provided further, that the Company shall not register any other of its shares during such twelve (12) month period.    A demand right shall not be deemed to have been exercised until such deferred registration shall have been effected.

2.4.                                        Piggyback Registrations.

(a)                                 The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization), and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder.    Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement.   If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)                                 Underwriting.   If a registration statement under which the Company gives notice under this Section 2.4 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities.   In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this

7

Section 2.4 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.    All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting.   Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each Holder requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of shares of Registrable Securities then held by each such Holder, and third, to holders of other securities of the Company; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the aggregate number of shares of Registrable Securities for which inclusion has been requested; and (ii) all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded.   If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement.   Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c)                                  Not Demand Registration.     Registration pursuant to this Section 2.4 shall not be deemed to be a demand registration as described in Section 2.3 above. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.4.

2.5.                            Form F-3.    In case the Company shall receive from any Holder or Holders of 20% of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form F-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

(a)                                 Notice.      Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b)                                 Registration.    As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after the Company provides the notice contemplated by Section 2.5(a); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.5:

8

(i) if Form F-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$ 500,000 ;

(iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such Form F-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form F-3 registration statement no more than once during any twelve (12) month period for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.5; provided that the Company shall not register any of its other shares during such ninety (90) day period;

(iv) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act other than a registration from which the Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Sections 2.3(b) and 2.4(a); or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

Subject to the foregoing, the Company shall file a Form F-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

(c)                                  Not Demand Registration.    Form F-3 registrations shall not be deemed to be demand registrations as described in Section 2.3 above.    Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.5.

(d)                                 Underwriting.      If the Holders of Registrable Securities requesting registration under this Section 2.5 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.3(b) shall apply to such registration.

2.6.                            Expenses.   All Registration Expenses incurred in connection with any registration pursuant to Sections 2.3, 2.4 or 2.5 (but excluding Selling Expenses) shall be borne by the Company.    Each Holder participating in a registration pursuant to Sections 2.3, 2.4 or 2.5 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses or other amounts payable to underwriter(s) or brokers, in connection with such offering by the Holders.    Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.3 if the registration

9

request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.3; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to Section 2.3.

2.7.                            Obligations of the Company.     Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

(a)                                 Registration Statement.   Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or, in the case of Registrable Securities registered under Form F-3 in accordance with Rule 415 under the Securities Act or a successor rule, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such ninety (90) day period shall be extended for a period of time equal to the period any Holder refrains from selling any securities included in such registration at the request of the underwriter(s), and (ii) in the case of any registration of Registrable Securities on Form F-3 which are intended to be offered on a continuous or delayed basis, such ninety (90) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.

(b)                                 Amendments and Supplements.    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)                                  Prospectuses.    Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)                                 Blue Sky.    Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

10

(e)                                  Underwriting.     In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering.   Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)                                   Notification.    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                  Opinion and Comfort Letter.    Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) letters dated as of (x) the effective date of the registration statement covering such Registrable Securities and (y) the closing date of the offering, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

2.8.                            Furnish Information.     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.3, 2.4 or 2.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

2.9.                            Indemnification.    In the event any Registrable Securities are included in a registration statement under Sections 2.3, 2.4 or 2.5:

(a)                                 By the Company.     To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, officers, directors, legal counsel, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other United States federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

11

(i)   any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii)   the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any United States federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any United States federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, its partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as such expenses are incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, legal counsel, underwriter or controlling person of such Holder.

(b)                             By Selling Holders.   To the extent permitted by law, each selling Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, officers, legal counsel or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, legal counsel, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and

12

provided, further, that in no event shall any indemnity under this Section 2.9(b) exceed the net proceeds received by such Holder in the registered offering out of which the applicable Violation arises.

(c)                                  Notice.    Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding.    The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.9 to the extent the indemnifying party is prejudiced as a result thereof, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d)                                 Contribution.   In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party in circumstances for which indemnification is provided under this Section 2.9; then, and in each such case, the indemnified party and the indemnifying party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that a Holder (together with its related persons) is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion.   The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

13

(e)                                  Survival; Consents to Judgments and Settlements.    The obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.    No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.10.                     Termination of the Company’s Obligations.    The Company shall have no obligations pursuant to Sections 2.3, 2.4 and 2.5 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2.3, 2.4 or 2.5 after the second (2nd) anniversary of the Qualified IPO, or, if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may then be sold without registration in any ninety (90) day period pursuant to Rule 144 promulgated under the Securities Act.

2.11.                     No Registration Rights to Third Parties.   Without the prior written consent of the holder(s) of at least sixty percent (60%) of the Preferred Shares then outstanding (calculated on an as-converted basis), the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Section 2, or otherwise) relating to any securities of the Company which are senior to, or on a parity with, those granted to the Holders of Registrable Securities.

2.12.                     Rule 144 Reporting.    With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form F-3, after such time as a public market exists for the Ordinary Shares, the Company agrees to:

(a)                                 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)                                 File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)                                  So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may

14

reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3.

2.13.                     Market Stand-Off.    Each party agrees that, so long as it holds any voting securities of the Company, upon request by the Company or the underwriters managing the initial public offering of the Company’s securities, it will not sell or otherwise transfer or dispose of any securities of the Company (other than those permitted to be included in the registration and other transfers to affiliates permitted by law) without the prior written consent of the Company or such underwriters, as the case may be, for a period of time specified by the representative of the underwriters not to exceed 180 days from the effective date of the registration statement covering such initial public offering or the pricing date of such offering as may be requested by the underwriters.     The Company shall use commercially reasonable efforts to take all steps to shorten such lock-up period.  The foregoing provision of this Section 2.13 shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall only be applicable to the Holders if all other shareholders of the Company enter into similar agreements, and if the Company or any underwriter releases any other shareholder from his, her or its sale restrictions so undertaken, then each Holder shall be notified prior to such release and shall itself be simultaneously released to the same proportional extent. The Company shall require all future acquirers of the Company’s securities to execute prior to a Qualified IPO a market stand-off agreement containing substantially similar provisions as those contained in this Section 2.13.

3.                         RIGHT OF PARTICIPATION.

3.1.                                        General.      Each holder of Preferred Shares or their permitted transferees to which rights under this Section 3 have been duly assigned in accordance with Section 5 (hereinafter referred to as a “Participation Rights Holder”) shall have the right of first refusal to purchase such Participation Rights Holder’s Pro Rata Share (as defined below), of all (or any part) of any New Securities (as defined in Section 3.3) that the Company may from time to time issue after the date of this Agreement (the “Right of Participation”).

3.2.                                        Pro Rata Share.    A Participation Rights Holder’s “Pro Rata Share” for purposes of the Right of Participation is the ratio of (a) the number of Ordinary Shares (calculated on a fully-diluted and as-converted basis) held by such Participation Rights Holder, to (b) the total number of Ordinary Shares held by all of the Participation Rights Holders (calculated on a fully-diluted and as-converted basis) then outstanding immediately prior to the issuance of New Securities giving rise to the Right of Participation.

3.3.                                        New Securities.    “New Securities” shall mean any Preferred Shares, Ordinary Shares or other voting shares of the Company and rights, options or warrants to purchase such Preferred Shares, Ordinary Shares and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Preferred Shares, Ordinary Shares or other voting shares, provided, however, that the term “New Securities” shall not include:

(a)                                 any Ordinary Shares (and/or options or warrants therefor) issued to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to the Company’s employee share option plans approved by the Board of the Company;

15

8.13.                     Further Actions.    Each shareholder of the Company agrees that it shall use its best effort to enhance and increase the value and principal business of the Company.

— REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK —

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

WOWO LIMITED

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Director

WOWO GROUP LIMITED

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Director

WOWO HOLDING LIMITED

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Beijing Wowo Shi Jie Information Technology Co., Ltd.

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Legal Representative

Beijing Wowo Tuan Information Technology Co., Ltd.

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Legal Representative

Beijing Kai Yi Shi Dai Network Technology Co., Ltd.

By:	/s/ Tianqing Xu
Name: Xu Tianqing
Title: Legal Representative

Beijing Wowo Shi Ji E-Commerce Co., Ltd.

By:	/s/ Tianqing Xu
Name: Xu Tianqing
Title: Legal Representative

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

NEW FIELD WORLDWIDE LTD

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Director

Link Crossing Limited

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Director

Milky Way Development Limited

By:	/s/ Maodong Xu
Name: Xu Maodong
Title: Director

Jade Investment Ventures Limited

By:	/s/ Jiangguan Wu
Name: Wu Jianguan
Title: Director

Mountain Peak Enterprises Limited

By:	/s/ Mingdong Wu
Name: Wu Mingdong
Title: Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Social Live Holdings Limited

By:	/s/ Chen Yan
Name: Chen Yan
Title: Director

Fortune Plus Worldwide Investments Limited

By:	/s/ Wei Jinghan
Name: Wei Jinghan
Title: Director

River Finance Ltd

By:	/s/ Liu Hanyu
Name: Liu Hanyu
Title: Director

Wealthland Holdings Group Limited

By:	/s/ Zhang Dong
Name: Zhang Dong
Title: Director

Songlan Ltd

By:	/s/ Wang Yunming
Name: Wang Yunming
Title: Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Conmigo Ltd

By:	/s/ Liu Chuanjun
Name: Liu Chuanjun
Title: Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

/s/ Xu Maodong	/s/ Wu Jianguang
Xu Maodong	Wu Jianguang

/s/ Wu Mingdong	/s/ Chen Yan
Wu Mingdong	Chen Yan

/s/ Wei Jinghan	/s/ Liu Hanyu
Wei Jinghan	Liu Hanyu

/s/ Wang Yunming	/s/ Liu Chuanjun
Wang Yunming	Liu Chuanjun

/s/ Chen Zhong	/s/ Lin Pingping
Chen Zhong	Lin Pingping

/s/ Pan Guozhang	/s/ Zhang Dong
Pan Guozhang	Zhang Dong

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

/s/ Lv Yonghong	/s/ Hu Xiaoyong
Lv Yonghong	Hu Xiaoyong

/s/ Yang Guang	/s/ Jiang Yuedong
Yang Guang	Jiang Yuedong

/s/ Zhang Yongming
Zhang Yongming

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

NEO Power Ltd

By:	/s/ Lv Yonghong
Name: Lv Yonghong Title: Director

FUDE Investments Ltd

By:	/s/ Hu Xiaoyong
Name: Hu Xiaoyong Title: Director

Jade Investments Overseas Limited

By:	/s/ Yang Guang
Name: Yang Guang Title: Director

OneNorth Holdings Limited

By:	/s/ Jiang Yuedong
Name: Jiang Yuedong
Title: Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GOLDEN BRIGHT GLOBAL INVESTMENT HOLDINGS LIMITED

By:	/s/ Sharon Wei
Name:	Sharon Wei
Title:	Director

CHIA TAI XING YE INDUSTRIAL DEVELOPMENT LIMITED

By:	/s/ Lin Zhenxi
Name:	Lin Zhenxi
Title:

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

CDH Barley Limited

By:	/s/ Chen Wenjiang
Name:	Chen Wenjiang
Title:	Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

ZER02IPO CHINA FUND II L.P.

By:	/s/ Chung Wai Chi, Danny
Name:	Chung Wai Chi, Danny
Title:	Managing Director

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Besto Holdings Limited

By:	/s/ Xiao Weihong
Name:	Xiao Weihong
Title:

Tianyou Investment Limited

By:	/s/ Zhang Yongming
Name:	Zhang Yongming
Title:

/s/ Lin Xiangqing
Lin Xiangqing

/s/ David Tse Young Chou
David Tse Young Chou

Blue Ivy Holdings Limited

By:	/s/ Han Yu chen
Name:	Han Yu chen Title:
Title:

SIGNATURE PAGE TO SHAREHOLDERS AGREEMENT